UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2013

MONITRONICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas	333-110025	74-2719343
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2350 Valley View Lane, # 100

Dallas, Texas 75234

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (972) 243-7443

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported, on July 10, 2013, Monitronics International, Inc. (“Monitronics”), the wholly-owned operating subsidiary of Ascent Capital Group, Inc. (“Ascent”), entered into a securities purchase agreement with certain funds affiliated with Oak Hill Capital Partners and certain other holders (the “Agreement”), together with Ascent for the limited purposes set forth therein, pursuant to which Monitronics directly and indirectly acquired all of the equity interests of Security Networks, LLC (“Security Networks”) and certain affiliated entities (the “Security Networks Acquisition”) on August 16, 2013 (the “Closing Date”).

The purchase price (the “Security Networks Purchase Price”) consisted of $482.9 million in cash (based on the estimated amount of Security Networks’ recurring monthly revenue (as defined in the Agreement) delivered on the Closing Date), plus 253,333 shares of Ascent’s Series A common stock, par value $.01 per share, with an agreed value of $20 million (the “Ascent Shares”).  The cash portion of the Security Networks purchase price was funded by cash on hand at Ascent, the proceeds of Ascent’s July issuance of its 4% Senior Convertible Notes due 2020, the proceeds of Monitronics’ issuance of additional 9.125% Senior Notes due 2020 (in connection with the merger of Monitronics with Monitronics Escrow Corporation on the Closing Date, as described in more detail in Ascent’s Current Report on Form 8-K filed on July 17, 2013 with the Securities and Exchange Commission (the “SEC”)) and the proceeds of an Incremental Term Loan of $225.0 million issued under Monitronics’ existing credit facility.  In addition to other customary post-closing adjustments, the Security Networks Purchase Price will be adjusted based on the actual amount of Security Networks’ recurring monthly revenue delivered as of the Security Networks Closing Date.

For additional information regarding the Security Networks Acquisition, please see a copy of the Agreement which was attached as Exhibit 2.1 to Ascent’s Current Report on Form 8-K filed on July 10, 2013 with the SEC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On August 16, 2013, in connection with the Security Networks Acquisition, Monitronics entered into Amendment No. 3 to Amended and Restated Credit Agreement and Amendment No. 1 to Guaranty Agreement (the “Amendment”), which amends the Credit Agreement, dated as of March 23, 2012, among Monitronics, as the borrower, the lenders and other financial institutions from time to time party thereto and Bank of America, N.A., as administrative agent (as previously amended, the “Credit Agreement” and, as further amended by the Amendment, the “Amended Credit Agreement”).

The Amendment provides for, among other things, (i) an increase in the commitments under the revolving credit facility in a principal amount of $75 million, resulting in an aggregate principal amount of $225 million, (ii) new term loans in an aggregate principal amount of $225 million (the “New Term B Loans”) and (iii) certain other amendments to the Credit Agreement, each as set forth in the Amendment.  The New Term B Loans will have substantially the same terms as the Term Loans set forth in the Credit Agreement.

Extensions of credit under the Amended Credit Agreement bear interest at an interest rate equal to, at the borrower’s option, either the Base Rate or Eurodollar Rate, plus the Applicable Rate.  The Eurodollar Rate is currently based on the British Bankers Association LIBOR Rate.  “Base Rate” means the highest of (1) Bank of America’s publicly announced prime rate from time to time, (2) the Federal Funds Rate plus 0.50% per annum and (3) the Eurodollar Rate plus 1.00%.  The Applicable Rate for Revolving Credit Borrowings under the Amended Credit Agreement will continue to be 2.75% per annum for Base Rate Loans and 3.75% per annum for Eurodollar Rate Loans and letter of credit fees.  The Applicable Rate for Term Borrowings (including the New Term B Loans) will continue to be 2.25% for Base Rate Loans and 3.25% for Eurodollar Rate Loans.

In addition, under the Amended Credit Agreement, the borrower is required to pay fees on the daily unused amount of the Revolving Credit Facility in an amount equal to 0.50% per annum.  Fees owed on letters of credit issued under the Amended Credit Agreement will be 3.75% per annum times the daily amount available to be drawn under such issued letters of credit.

The Credit Agreement remains in full force and effect and the Amendment only modifies the Credit Agreement as specifically described in the text of the Amendment.  The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Credit Agreement, which is filed as Exhibit 4.2 to Ascent’s Form 10-Q filed on May 9, 2012, the Form of Amendment No. 1 to the Credit Agreement, dated November 7, 2012, filed as Exhibit 4.7 to Ascent’s Form 10-K filed on February 27, 2013, and the Form of Amendment No. 2 to the Credit Agreement, dated March 25, 2013, filed as Exhibit 4.1 to Ascent’s Form 10-Q filed on May 10, 2013 and (ii) the Amendment, which will be filed by Ascent with its Quarterly Report on Form 10-Q for the period ended September 30, 2013.

Additionally, on August 16, 2013, in connection with the Security Networks Acquisition, Monitronics executed and delivered a Promissory Note in favor of Ascent in a principal amount of $100 million (the “Intercompany Note”).  The entire principal amount under the Intercompany Note is due on October 1, 2020.  Monitronics may prepay any portion of the balance of the Intercompany Note at any time from time to time without fee, premium or penalty.  Any unpaid balance of the Intercompany Note bears interest at a rate equal to 9.868% per annum, payable semi-annually in cash in arrears.  Borrowings under the Intercompany Note constitute unsecured obligations of Monitronics.

Item 3.02. Unregistered Sales of Equity Securities

On August 16, 2013, Monitronics received an additional equity investment in an amount equal to $20 million from Ascent (the “Capital Contribution”).  The Capital Contribution was made by a private placement pursuant to the exemption afforded by Section 4(2) of the Securities Act of 1933, as amended.

Item 7.01. Regulation FD Disclosure.

On August 16, 2013, Ascent issued a press release announcing the closing of the Security Networks Acquisition.  A copy of the press release has been furnished as Exhibit 99.1 hereto under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The audited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the year ended December 31, 2012, were filed as Exhibit 99.2 to Ascent’s Amendment No. 1 to its Current Report on Form 8-K/A filed on July 11, 2013 with the SEC (and shall be deemed to be incorporated by reference herein).

The unaudited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the three and six months ended June 30, 2013 and 2012 are filed as Exhibit 99.3 to this Current Report on Form 8-K (and shall be deemed to be incorporated by reference herein).

(c)           Pro forma financial information.

The pro forma financial information required to be furnished under Item 9.01(c) of Form 8-K with respect to the Security Networks Acquisition will be furnished on an amendment to this Current Report within 71 calendar days after August 22, 2013.

(d)           Exhibits.

Exhibit No.	Description

23.1

Consent of CohnReznick LLP (incorporated by reference to Exhibit 23.1 to Ascent’s Amendment No. 1 to its Current Report on Form 8-K/A filed on July 11, 2013 with the SEC (“Amendment No. 1 to the Ascent 8-K/A”)).

99.1	Press release, dated August 16, 2013 of Ascent Capital Group, Inc. (incorporated by reference to Exhibit 99.1 to Ascent’s Current Report on Form 8-K filed on August 21, 2013 with the SEC).

99.2

Audited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the year ended December 31, 2012 (incorporated by reference to Exhibit 99.2 to Amendment No. 1 to the Ascent 8-K/A).

99.3

Unaudited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the three and six months ended June 30, 2013 and 2012 (incorporated by reference to Exhibit 99.3 to Ascent’s Amendment No. 1 to its Current Report on Form 8-K/A filed on August 22, 2013 with the SEC).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2013

MONITRONICS INTERNATIONAL, INC.

By:	/s/ William E. Niles
Name: William E. Niles
Title: Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1

Consent of CohnReznick LLP (incorporated by reference to Exhibit 23.1 to Ascent’s Amendment No. 1 to its Current Report on Form 8-K/A filed on July 11, 2013 with the SEC (“Amendment No. 1 to the Ascent 8-K/A”)).

99.1	Press release, dated August 16, 2013 of Ascent Capital Group, Inc. (incorporated by reference to Exhibit 99.1 to Ascent’s Current Report on Form 8-K filed on August 21, 2013 with the SEC).

99.2

Audited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the year ended December 31, 2012 (incorporated by reference to Exhibit 99.2 to Amendment No. 1 to the Ascent 8-K/A).

99.3

Unaudited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the three and six months ended June 30, 2013 and 2012 (incorporated by reference to Exhibit 99.3 to Ascent’s Amendment No. 1 to its Current Report on Form 8-K/A filed on August 22, 2013 with the SEC).